Exhibit 99.1

Selective Insurance Group, Inc. 40 Wantage Avenue Branchville, New Jersey 07890 www.selective.com

For release at 4:15 pm (ET) on March 1, 2019
Investor Relations Contact: Rohan Pai
973-948-1364, rohan.pai@selective.com

Media Contact: Jamie Beal
973-948-1234, jamie.beal@selective.com

Selective Insurance Group Announces
Notice of Redemption of 5.875% Senior Notes

Branchville, NJ – March 1, 2019 – Selective Insurance Group, Inc. (NASDAQ: SIGI) (“Selective”) today announced that it has given notice of its intent to redeem all of its outstanding 5.875% Senior Notes due 2043. The notes, which have an outstanding principal balance of $185 million, will be redeemed on March 26, 2019 at 100% of principal, plus accrued and unpaid interest thereon to, but excluding, the redemption date. U.S. Bank National Association, Global Corporate Trust, 10 West Market Street, Suite 830, Indianapolis, Indiana 46204, is acting as the paying agent for the notes.

About Selective Insurance Group, Inc.

Selective Insurance Group, Inc. is a holding company for ten property and casualty insurance companies rated “A” (Excellent) by A.M. Best. Through independent agents, the insurance companies offer standard and specialty insurance for commercial and personal risks, and flood insurance underwritten by the National Flood Insurance Program. Selective maintains a website at www.selective.com.

Forward-Looking Statements

In this press release, Selective and its management discuss and make statements based on currently available information regarding their intentions, beliefs, current expectations, and projections regarding Selective’s future operations and performance.

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a safe harbor under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, for forward-looking statements. These statements relate to Selective’s intentions, beliefs, projections, estimations or forecasts of future events or future financial performance and involve known and unknown risks, uncertainties and other factors that may cause Selective or its industry’s actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, forward-looking statements may be identified by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely” or “continue” or other comparable terminology. These statements are only predictions, and Selective can give no assurance that such expectations will prove to be correct. Selective undertakes no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors that could cause Selective’s actual results to differ materially from those projected, forecasted or estimated by Selective in forward-looking statements, include, but are not limited to:

•	difficult conditions in global capital markets and the economy;
•	deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and fluctuations in interest rates;
•	ratings downgrades could affect investment values and therefore statutory surplus;
•	the adequacy of Selective’s loss reserves and loss expense reserves;
•	the frequency and severity of natural and man-made catastrophic events, including, but not limited to, hurricanes, tornadoes, windstorms, earthquakes, hail, terrorism, explosions, severe winter weather, floods and fires;
•	adverse market, governmental, regulatory, legal or judicial conditions or actions;
•	the concentration of Selective’s business in the Eastern Region;
•	the cost and availability of reinsurance;
•	Selective’s ability to collect on reinsurance and the solvency of Selective’s reinsurers;
•	uncertainties related to insurance premium rate increases and business retention;
•	changes in insurance regulations that impact Selective’s ability to write and/or cease writing insurance policies in one or more states;
•	recent federal financial regulatory reform provisions that could pose certain risks to Selective’s operations;
•	Selective’s ability to maintain favorable ratings from rating agencies, including A.M. Best, Standard & Poor’s, Moody’s and Fitch;
•	Selective’s entry into new markets and businesses; and
•	other risks and uncertainties Selective identifies in filings with the United States Securities and Exchange Commission, including, but not limited to, Selective’s Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. Selective operates in a continually changing business environment, and new risk factors emerge from time-to-time. Selective can neither predict such new risk factors nor can Selective assess the impact, if any, of such new risk factors on Selective’s businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

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Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

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